As filed with the Securities and Exchange Commission on February 29, 1996



                                                      Registration Nos. 33-10615
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

                              Pre-Effective Amendment No.          / /

                              Post-Effective Amendment No. 11      /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/


                              Amendment No. 75                     /X/
                        (Check appropriate box or boxes.)
                                 ---------------

                     Standish, Ayer & Wood Investment Trust
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 375-1760


                              ERNEST V. KLEIN, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    / /  Immediately upon filing pursuant to Rule 485(b)

    / /  On (date) pursuant to Rule 485(b)

    / /  60 days after filing pursuant to Rule 485(a)(1)

    /X/  0n May 1, 1996 pursuant to Rule 485(a)(1)

    / /  75 days after filing pursuant to Rule 485(a)(2)

    / /  0n (date) pursuant to Rule 485(a)(2)

         The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ended December 31, 1994 was filed on or about February 27, 1996.

                     STANDISH, AYER & WOOD INVESTMENT TRUST*
                       Standish International Equity Fund
                  Cross-Reference Sheet Pursuant to Rule 495(a)

Part A                                                        Prospectus
Form Item                                                     Cross-Reference
---------                                                     ---------------

Item 1.         Cover Page                                    Cover Page
Item 2.         Synopsis                                      "Expense Information"

Item 3.         Condensed Financial                           "Financial Highlights"
                       Information

Item 4.         General Description                           Cover Page, "The Fund
                       of Registrant                          and Its Shares" and "Investment
                                                              Objective and Policies"

Item 5.  Management of the Fund                               "Management" and "Custodian,
                                                              Transfer Agent and Dividend Disbursing Agent"

Item 6.  Capital Stock and                                    "The Fund and Its Shares",
           Other Securities                                   "Purchase of Shares",
                                                              "Redemption of Shares", "Dividends and Distributions"
                                                              and "Federal Income Taxes"

Item 7.  Purchase of Securities                               Cover Page and "Purchase of
            Being Offered                                     Shares"


Item 8.  Redemption or                                        "Redemption of Shares"
           Repurchase


Item 9.  Pending Legal                                        Not Applicable
           Proceedings

-------------
*    This Post-Effective Amendment to the Registrant's Registration Statement is
being  filed with  respect to the series of the  Registrant  set forth above and does not affect the Prospectuses and Statements of Additional Information of any
additional series of the Registrant.  Statement of Additional Part B Information
Cross- Form Item Reference


     Part B                                           Statement of Additional
     Form Item                                      Information Cross-Reference
     ---------                                      ---------------------------

Item 10.        Cover Page                                    Cover Page

Item 11.         Table of Contents                            "Contents"

Item 12.        General Information
                       and History                            Not Applicable

Item 13.        Investment Objectives                         "Investment Objective
                and Policies                                  and Policies" and "Investment
                                                              Restrictions"

Item 14.        Management of the Fund                        "Management"

Item 15.        Control Persons and                           "Management"
                       Principal Holders
                       of Securities

Item 16.  Investment Advisory and                             "Management"
                         Other Services

Item 17.  Brokerage Allocation                                "Portfolio Transactions"

Item 18.  Capital Stock and                                   "The Fund and Its Shares"
                       Other Securities

Item 19.  Purchase, Redemption                                "Redemption of Shares" and
                       and Pricing of                         "Determination of Net Asset
                       Securities Being                       Value"
                       Offered

Item 20.         Tax Status                                   "Taxation"

Item 21.         Underwriters                                 Not Applicable

Item 22.  Calculation of                                      "Calculation of Performance
                       Performance Data                       Data"

Item 23.  Financial Statements                                "Experts and Financial Statements"


Prospectus dated May 1, 1996


                                   PROSPECTUS
                       STANDISH INTERNATIONAL EQUITY FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish International Equity Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.


     The Fund's investment objective is to obtain long-term capital growth through investment in a diversified portfolio of foreign securities. It is expected that such capital growth will occur primarily as a result of appreciation of the securities held in the Fund's portfolio; however, the Fund may also take advantage of changes in currency exchange rates in an effort to realize further capital appreciation. Standish International Management Company, L.P., Boston, Massachusetts, is the Fund's investment adviser (the "Adviser"). The Fund seeks to achieve its investment objective primarily through investing in securities of companies in countries represented in the Morgan Stanley Capital International Europe, Australia and Far East GDP Index (the "EAFE GDP Index"), Canada and, to a lesser extent, in countries considered by the Adviser to be "Emerging Markets." When the Adviser determines that a particular country represents a favorable investment opportunity for long-term growth of capital, the Fund will generally acquire a group of securities designed to correspond to the price and yield performance of a major market index of common stocks and other equity securities in that country. However, the Fund is not an index fund and may at times invest in specific sectors or industries which the Adviser believes are relatively undervalued or which may experience above average growth and may invest in individual securities that appear to be attractive investments. The Fund normally will hold investments in no fewer than five countries.

     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number listed above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

Expense Information...........................................2

Financial Highlights..........................................3

Investment Objective and Policies.............................4

Risk Factors and Suitability..................................7

Calculation of Performance Data...............................8

Dividends and Distributions...................................8

Purchase of Shares............................................8

Exchange of Shares............................................9

Redemption of Shares..........................................9

Management...................................................10

Federal Income Taxes.........................................11

The Fund and Its Shares......................................12

Custodian....................................................13

Transfer Agent and Shareholder Servicing Agent...............13

Independent Accountants......................................13

Legal Counsel................................................13

Tax Certification Instructions...............................14

                              EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees                                                       0.80%

12b-1 Fees                                                            None

Other Expenses                                                        0.42%

Total Fund Operating Expenses                                         1.22%


Example                                                              1 yr.           3 yrs.            5 yrs.           10 yrs.
-------                                                              -----           ------            ------           -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:                                              $12              $38               $67             $148

     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management -- Investment Adviser" and "Management -- Expenses." The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based on expenses for the Fund's year ended December 31, 1995.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993, 1994, and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to obtain long-term capital growth through investment in a diversified portfolio of foreign securities. It is expected that such capital growth will occur primarily as a result of appreciation of the securities held in the Fund's portfolio; however, the Fund may also take advantage of changes in currency exchange rates in an effort to realize further capital appreciation. Any income received on the Fund's investments will be incidental to the Fund's long-term capital growth objective. The Fund seeks to achieve its investment objective by investing in at least five countries. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective is a fundamental policy which may not be changed without a vote of shareholders. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust without shareholder approval. The Fund's investment policies and restrictions are described further in the Statement of Additional Information.

Investment Policies

     The Fund will seek to achieve its investment objective of long-term capital growth by investing in a diversified portfolio of marketable securities of foreign companies. Under normal circumstances at least 65% of the Fund's total assets will consist of equity securities of foreign companies.

     The Fund's investment strategy will emphasize the importance and attractiveness of particular countries over that of individual stocks within a given country. In determining the attractiveness of a particular country, the Adviser will take into account such factors as current and anticipated future political stability, government policies affecting business conditions, relative economic behavior, market valuation considerations, social influences, prospects for inflation and relative currency behavior and prospects. When the Adviser determines that a particular country represents a favorable investment opportunity for long-term growth of capital, the Fund will generally acquire a group of securities designed to correspond to the price and yield performance of a major equity market index in that country. (The major equity market indices of particular countries may differ from those included in the EAFE GDP Index, which is a composite of all the markets of the countries included in the EAFE GDP Index.) The Fund may at times emphasize specific sectors or industries that the Adviser believes are relatively undervalued or may experience above average growth and may invest in individual securities that appear to be attractive investments. However, because the Fund intends to achieve its investment objective primarily by evaluating countries as a whole rather than individual stocks, the Adviser may, with respect to no more than 50% of the Fund's total assets, seek specific stocks that are undervalued or that may experience above-average growth. In determining the attractiveness of particular sectors or industries or of specific stocks, the Adviser will evaluate the relative valuation and growth fundamentals of the sector, industry or stock under consideration.

     The Fund intends to invest in securities of companies in countries included in the EAFE GDP Index, Canada and, to a lesser extent, in countries considered by the Adviser to be "Emerging Markets." The following countries are currently in the EAFE GDP Index: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. However, the Fund is not required to invest in all such countries and is not required to invest in accordance with the weightings of the EAFE GDP Index. The Fund will weight its investments in individual countries according to the Adviser's evaluation of investment opportunities represented by those countries.

     The EAFE GDP Index (which is composed of national market indices of unmanaged securities) is generally considered by investment managers of global portfolios to be representative of the composite price and yield performance of common stocks that are publicly traded in European, Australian and Far Eastern securities markets. The stocks included in the national components of the EAFE GDP Index are selected with reference to industry representation in the economy of each nation. At December 31, 1995, the EAFE GDP Index included 1,112 stocks with an aggregate market value of $5,259 billion, which represented 62.3% of the total market value of all common stocks traded in the countries included in the EAFE GDP Index. The Adviser intends to use the EAFE GDP Index as the standard of comparison for its performance, and the Trustees of the Trust consider the EAFE GDP Index an appropriate standard for such comparison. Neither Morgan Stanley Capital International, the sponsor of the EAFE GDP Index, nor any of its affiliates, is a sponsor of, or in any other way affiliated with, the Fund or the Adviser.

     The Fund may invest up to 35% of its total assets in securities of issuers located or principally doing business in countries with emerging economies or securities markets ("Emerging Markets"), provided that not more than 10% of its total assets may be invested in the securities of issuers in any one Emerging Market. Investments in securities of Emerging Markets issuers may be, in some cases, made through investments in country funds and other investment companies. The Fund will not invest more than 10% of its total assets in the securities of other investment companies, will not invest more than 5% of its total assets in the securities of any one investment company and will not own more than 3% of the voting stock of any one investment company. The Fund will indirectly bear its proportionate share of any expenses paid by other investment companies in which it invests, in addition to the expenses paid by the Fund.

     In addition to purchasing equity securities of foreign issuers in foreign securities markets, the Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs are not necessarily denominated in the same currency as the underlying securities which they represent. For purposes of the Fund's investment policies, investments in ADRs, EDRs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent that the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

     In seeking its objective, the Fund expects to invest primarily in common stocks and other equity securities. However, the Fund may invest for capital appreciation in any other type of security, including, but not limited to, convertible bonds and stocks, preferred stocks, bonds, notes and other debt securities of foreign issuers (including Euro-dollar securities), warrants, rights, or obligations of the U.S. or foreign governments and their political subdivisions. It is the present intention of the Fund not to invest more than 30% of its assets in fixed income securities (excluding cash equivalents) and to invest only in "high grade" preferred stocks and other fixed income securities, i.e., securities rated, at the time of investment, A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, determined to be of comparable credit quality by the Adviser. In the case of a security proposed to be purchased by the Fund that is rated differently by the two rating services, the higher rating is used in applying the Fund's rating policy. The Fund expects to invest in fixed income securities in circumstances where, in the judgment of the Adviser, anticipated interest or currency exchange rate changes would indicate that capital appreciation is possible.

     The Fund may establish and maintain cash balances for liquidity purposes. The Fund may also establish and maintain cash balances for temporary defensive purposes without limitation in the event of, or in anticipation of, a general decline in the market prices of the securities in which it invests. The Fund's cash balances may be invested in U.S. as well as high quality foreign short-term money market instruments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     The Fund intends to spread investments broadly among countries. The Fund will normally include in its portfolio securities of no fewer than five different countries included in the EAFE GDP Index. However, while maintaining investments in five countries, the Fund may invest a substantial portion of its assets in one or more of those five countries. The Fund also intends to invest, when conditions appear appropriate to the Adviser, in each country whose stocks account for more than 1% of the market value of the EAFE GDP Index.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Fund's Strategic Transactions is set forth in the Statement of Additional Information.


Short-Selling

     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position.


     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.


     The Fund's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.


     The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Fund's net assets.

     In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Repurchase Agreements


     The Fund may enter repurchase agreements with commercial banks, brokers and dealers considered creditworthy by the Adviser and which furnish collateral at least equal in value to the amount of their repurchase obligation. If the other party or "seller" of a repurchase agreement defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Fund's investments in repurchase agreements maturing in more than 7 days are subject to the Fund's 15% limitation on investments in illiquid securities.

Illiquid and Restricted Securities


     The Fund may not invest more than 15% of its net assets in illiquid investments and securities that are subject to restrictions on resale (i.e., private placements or "restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain over-the-counter options, and restricted securities, unless it is determined, based upon continuing review of the trading markets for the specific restricted security, that such restricted security is eligible for resale under Rule 144A and is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


Portfolio Turnover


     It is not the policy of the Fund to purchase or sell securities for trading purposes. However, the Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The Fund may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases or sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). The Fund's portfolio turnover rates are listed in the section captioned "Financial Highlights."


Investment Restrictions


     The Fund has adopted certain fundamental policies which may not be changed without approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) with respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets; or (iii) make loans, except that the Fund may purchase or hold a portion of an issue of publicly distributed debt instruments, purchase negotiable certificates of deposit and bankers' acceptances, and enter into repurchase agreements.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Certain non-fundamental policies and additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.


                          RISK FACTORS AND SUITABILITY


     The Fund is not intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the Fund's ability to diversify and spread risk by holding securities of a number of issuers, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Fund.

Foreign Securities

     Investing in securities of foreign companies, which are generally denominated in foreign currencies, and the other investment practices of the Fund involve certain risks of political, economic and legal conditions and developments not typically associated with investing in U.S. dollar denominated securities of U.S. companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fund invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than securities denominated in U.S. dollars, will incur transaction costs in converting currencies. Brokerage commissions in foreign countries are generally fixed, and other transaction costs related to securities exchanges are generally higher than in the United States. Most foreign equity securities in the Fund's portfolio are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

Emerging Markets

      Investments in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

                         CALCULATION OF PERFORMANCE DATA

     From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared and distributed annually. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and short-term and long-term capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading on the Exchange (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value. Additional information concerning the Fund's valuation policies is contained in the Statement of Additional Information.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.

                               EXCHANGE OF SHARES

     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

     Shares  of the Fund may be  exchanged  by  written  order to the  Principal
Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

     Shareholders who elected telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Fund's custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption

     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order

     In addition to telephonic and written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and the payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Fund nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Fund and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $25,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish International Management Company, L.P. (the "Adviser"), One Financial Center, Boston, MA 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in the Adviser, are Walter
M. Cabot, Sr., Chairman of the Board of the Adviser and a Director of and a Senior Adviser to Standish, and D. Barr Clayson, the President of the Adviser and a Managing Director of Standish. Richard S. Wood, a Vice President and Director of Standish and the President of the Trust, is the Executive Vice President of the Adviser. Standish assigned the investment advisory agreement to the Adviser as of October 1, 1991.

     Standish and the Adviser provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. In addition, Standish or the Adviser serves as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:

                                             Net Assets
Fund                                      (March 31, 1996)
--------------------------------------------------------------------------------
Standish Controlled Maturity Fund
Standish Equity Portfolio
Standish Fixed Income Portfolio
Standish Fixed Income Fund II
Standish Global Fixed Income Portfolio
Standish Intermediate Tax Exempt
  Bond Fund
Standish International Equity Fund
Standish International Fixed Income Fund
Standish Massachusetts Intermediate Tax
  Exempt Bond Fund
Standish Securitized Fund
Standish Short-Term Asset Reserve Fund
Standish Small Capitalization Equity Portfolio
Standish Small Cap Tax-Sensitive Equity Fund
Standish Tax-Sensitive Equity Fund

     Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1996, Standish managed approximately $__ billion in assets.

     The Fund's portfolio manager is Michael C. Schoeck, who has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1, 1994. During the past five years, Mr. Schoeck has served as Vice President of the Adviser since August 1993 and as Vice President of Commerzbank, Frankfurt, Germany prior thereto.

     Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the identifying name "Standish." For these services, the Fund pays a fee monthly at the annual rate of .80% of its average daily net asset value. The Adviser believes that this fee is generally competitive with fees of other investment companies which primarily invest in foreign equity securities; because of the complexity of managing the Fund's portfolio, the fee is higher than that paid by most other investment companies investing primarily in U.S. securities. For the fiscal year ended December 31, 1995, advisory fees paid to the Adviser represented 0.80% of the Fund's average net daily assets.

Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Principal Underwriter bears the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust which relate to more than one series are allocated among such series by Standish and the Adviser in an equitable manner. The Adviser has voluntarily agreed to limit the Fund's total operating expenses to not more than 1.60% of the Fund's average daily net assets and will reduce its fee or make other arrangements to the extent that expenses would otherwise exceed such limit. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. The Adviser has also agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. For the fiscal year ended December 31, 1995, expenses borne by the Fund represented 1.22% of the Fund's average daily net assets.

Portfolio Transactions

     Subject to the supervision of the Trustees, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research services and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will use various computer software programs and their output developed by investment banking firms (including Morgan Stanley Capital International) to analyze and evaluate particular foreign securities and to perform fundamental securities analysis, which considers macroeconomic factors as well as the long-term earnings prospects of particular companies. The receipt and use of such computer programs by the Adviser may also be considered a factor in the selection of brokers for portfolio transactions for the Fund.


                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. No portion of such dividends is expected to qualify for the corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.


     The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments, which will reduce the yield or return from those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases.

     The Fund may qualify to make an election to pass the qualifying foreign taxes it pays through to its shareholders, who would then include their share of such taxes in their gross incomes (in addition to the actual dividends and capital gain distributions received from the Fund) and might be entitled, subject to certain conditions and limitations under the Code, to a federal income tax credit or deduction for their share of such taxes. Tax-exempt shareholders generally will not benefit from this election. If the Fund makes this election, it will provide necessary information to its shareholders regarding any foreign taxes passed through to them. If the Fund does not make this election, it may deduct the foreign taxes it pays in computing the net income it must distribute to shareholders to satisfy the Code's distribution requirements.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     After  the  close of each  calendar  year,  the Fund  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and non-assessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.


     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.


     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     Inquiries concerning the Fund should be made by contacting the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.


                                    CUSTODIAN

     Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian of all cash and securities of the Fund.

                         TRANSFER AGENT AND SHAREHOLDER
                                 SERVICING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer and shareholder servicing agent and provides the calculation of the Fund's net asset value.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser and Standish.


--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.
--------------------------------------------------------------------------------

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.


     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                       STANDISH INTERNATIONAL EQUITY FUND

                               Investment Adviser
                        Standish International Management
                                  Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111


                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                          Morgan Stanley Trust Company
                              One Pierrepont Plaza
                            Brooklyn, New York 11201


                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

May 1, 1996


                       STANDISH INTERNATIONAL EQUITY FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated May 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish International Equity Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus which may be obtained without charge from Standish Fund Distributors, L.P., the Trust's principal underwriter (the "Principal Underwriter") at the address and phone number set forth above.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Contents

Investment Objective and Policies.............................2
Investment Restrictions.......................................7
Calculation of Performance Data...............................8
Management....................................................9
Redemption of Shares.........................................15
Portfolio Transactions.......................................15
Determination of Net Asset Value.............................16
The Fund and Its Shares......................................16
Taxation.....................................................16
Additional Information.......................................18
Experts and Financial Statements.............................18
Financial Statements.........................................19

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's Prospectus describes the investment objective of the Fund and summarizes the investment policies it will follow. The following discussion supplements the description of the Fund's investment policies in the Prospectus. See the Prospectus for a more complete description of the Fund's investment objective, policies and restrictions.

Repurchase Agreements

     The Fund may enter into repurchase agreements collateralized by U.S. Government obligations. A repurchase agreement is an agreement under which the Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. The Trustees will monitor the standards that Standish International Management Company, L.P., the Fund's investment adviser (the "Adviser"), will use in reviewing the credit worthiness of any party to a repurchase agreement with the Fund.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

     The Fund may not invest more than an aggregate of 15% of its net assets in repurchase agreements having maturities of more than seven days; securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations; and other illiquid securities.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rate, currency exchange rates, and broad or specific equity market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, the Adviser anticipates that the Belgian Franc will appreciate relative to the French Franc , the Fund may take a long forward currency position in the Belgian Franc and a short foreign currency position in the French Franc. Under such circumstances, any unrealized loss in the Belgian Franc position would be netted against any unrealized gain in the French Franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions

     The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. (To the extent that the Fund does not do so, the OTC options are subject to the Fund's restriction on illiquid securities.) The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provision discussed above, OTC options purchased by the Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.


     If the Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     The Fund may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

     The Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures

     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.


     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CFTC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Fund may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit, with its custodian for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions


     The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.


     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars


     Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preservation of return or spread on a particular investment or portion of its portfolio, protection against currency fluctuations, as a duration management technique or protection against an increase in the price of securities the Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Fund's net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes will not exceed 3% of the Fund's net assets at any one time. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, unlike interest rate and index swaps, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery requirements. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.


Eurodollar Contracts

     The Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts


     The Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


Special Considerations

     Because of the following considerations, shares of the Fund should not be considered a complete investment program. The following information supplements the discussion of the risk considerations in the Prospectus.

     It is contemplated that most foreign securities will be purchased and sold in over-the-counter markets (but persons affiliated with the Fund will not act as principals in such purchases and sales) or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and price volatility can at times be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

     The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to the Fund's shareholders. See "Taxation."

     Investors should understand that the expense ratio of the Fund can be expected to be higher than that of investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund are higher.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental policies in addition to those described under "Investment Objective and Policies -- Investment Restrictions" in the Prospectus. The Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:


1. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

3. Make loans, except that the Fund may purchase or hold a portion of an issue of publicly distributed debt instruments, purchase negotiable certificates of deposit and bankers' acceptances, and enter into repurchase agreements.

4. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

b.    Invest in companies for the purpose of exercising control or management.

c. Purchase the securities of other investment companies, provided that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities,
      (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or
      (b) as part of a merger, consolidation, or acquisition of assets.

d. Purchase or write options, except to the extent described above under "Strategic Transactions."

e. Invest in interests in oil, gas or other exploration or development programs.

f. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parent have records of less than three years' continuous operation, including the operation of any predecessor, other than obligations issued or guaranteed by the U.S. Government or its agencies, and securities fully collateralized by such securities.

g. Invest in securities of any company if any officer or director (Trustee) of the Fund or of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

h. Invest more than an aggregate of 15% of the net assets of the Fund in (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) in other illiquid securities.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction, except with respect to restriction (g) above.

     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

     As nonfundamental policies, which may be changed without a shareholders' vote, the Fund has undertaken to a state securities authority that, so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund (1) will limit its purchases of warrants to 5% of net assets, of which 2% may be warrants not listed on the New York or American Stock Exchange, (2) will not invest in oil, gas and minerals leases, (3) will not invest in real estate limited partnerships, and (4) will not invest more than an aggregate of 15% of its net assets in securities for which an active and substantial market does not exist at the time of purchase, repurchase agreements which are not terminable within seven days and securities subject to legal or contractual restrictions on resale.


                         CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.


     The average annual total return quotations for the Fund for the one and five year periods ended December 31, 1995, and since inception (December 8, 1988 to December 31, 1995) are 2.14%, 5.73% and 5.14%, respectively. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

     Quarter/Year               Net                Gross
--------------------------------------------------------------------------------
     1Q89                      (0.75)%             (0.05)%
     2Q89                       1.16                1.25
     3Q89                      11.97               12.37
     4Q89                       5.67                5.70
     1989                      18.79               20.20
     1Q90                      (0.10)               0.29
     2Q90                       5.81                6.21
     3Q90                     (18.32)             (17.92)
     4Q90                       4.90                5.31
     1990                      (9.44)              (7.93)
     1Q91                       6.65                6.96
     2Q91                      (3.03)              (2.70)
     3Q91                       6.77                7.12
     4Q91                       1.18                1.64
     1991                      11.73               13.31
     1Q92                      (5.09)              (4.75)
     2Q92                       0.62                1.05
     3Q92                      (5.20)              (4.03)
     4Q92                      (0.55)              (0.16)
     1992                       0.95                0.55
     1Q93                       7.23                7.57
     2Q93                       3.11                3.48
     3Q93                       8.45                8.77
     4Q93                      15.32               15.64
     1993                      38.27               40.01
     1Q94                      (5.87)              (5.57)
     2Q94                      (0.06)               0.22
     3Q94                       2.84                3.17
     4Q94                      (3.87)              (3.59)
     1994                      (6.99)              (5.83)

     Quarter/Year               Net                Gross
--------------------------------------------------------------------------------
     1Q95                      (5.07)              (4.78)
     2Q95                       2.57                2.86
     3Q95                       2.41                2.68
     4Q95                       2.31                2.68
     1995                       2.01                3.26

     These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Morgan Stanley Europe, Australia, Far East Index
(EAFE) and the Morgan Stanley Europe, Australia, Far East GDP-Index (EAFE-GDP). The EAFE-Index is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in European, Australian and Far Eastern securities markets and is based on month-end market capitalization. The EAFE GDP Index is similar to the EAFE-Index, but is based on gross domestic product weights of each country included in the EAFE Index using year-end data. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.



                                   MANAGEMENT

Trustees and Officers

     The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the Fund's investment adviser.

--------------------------------------------------------------------------------------------------------------------

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                            Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                                 President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                                and Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                            through 1989, Senior V.P.

                                                                                                  Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                    Professor of Political Economy,
Cambridge, MA 02138                                                                              Harvard University

John H. Hewitt, 4/11/38                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                  Visiting Nurse Alliance of Vermont

                                                                                                  and New Hampshire

*Edward H. Ladd, 1/3/38                              Trustee and Vice President                 Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                                and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc. since 1990;
Boston, MA 02111                                                                               formerly President of
                                                                                             Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                              (family investment trust office);
P.0. Box 5600                                                                        Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/2/54                                President and Trustee         Vice President, Secretary and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                         Executive Vice President,
Boston, MA 02111                                                                   Standish International Management Company, L.P.



                                       17



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Richard C. Doll, 7/8/48                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James E. Hollis III, 11/21/48                         Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David W. Murray, 5/5/40                                Treasurer and Secretary        Vice President, Treasurer and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

Beverly E. Banfield, 7/6/56                                Vice President              Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                              Assistant Vice President and Compliance Officer,
Boston, MA 02111                                                                          Freedom Capital Management Corp.

                                                                                                     (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                   Senior Advisor and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                          prior to 1991, President,
Boston, MA 02111                                                                             Harvard Management Company

David H. Cameron, 11/2/55                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111



                                       18



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

W. Charles Cook II, 2/16/63                                Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President               Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                        Since December 1995, formerly
Boston, MA 02111                                                                      Vice President, Scudder Stevens and Clark

Raymond J. Kubiak, 9/3/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                   since November 1993; formerly, Investment Sales,
One Financial Center                                                                        Cigna Corporation (1993) and
Boston, MA 02111                                                                          Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       19



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                                  Vice President                 President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since August, 1993;
One Financial Center                                                                          formerly, Vice President,
Boston, MA 02111                                                                           Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President              Vice President, since November 2, 1993;
c/o Standish, Ayer & Wood, Inc.                                                   formerly, Standish, Ayer & Wood, Inc. Consultant
One Financial Center                                                                            Cambridge Associates
Boston, MA 02111

David C. Stuehr, 3/1/58                                    Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since April, 1990;
One Financial Center                                                               formerly Vice President, Aetna Life & Casualty
Boston, MA 02111

Michael W. Thompson, 3/31/56                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       20



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


*Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

     The Fund pays no compensation to the Trust's Trustees affiliated with the Adviser or to the Trust's officers. None of the Trust's Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust or the Adviser.

     The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:

                                                                      Pension or Retirement               Total Compensation
                                 Aggregate Compensation                Benefits Accrued as                   from Fund and
     Name of Trustee                  from the Fund                  Part of Fund's Expenses            Other Funds in Complex*
-----------------------------------------------------------------------------------------------------------------------------------

     D. Barr Clayson                         $0                               $0                                    $0
     Phyllis L. Cothran**                     0                                0                                     0
     Richard C. Doll***                       0                                0                                     0
     Samuel C. Fleming                      950                                0                                46,000
     Benjamin M. Friedman                   860                                0                                41,750
     John H. Hewitt                         860                                0                                41,750
     Edward H. Ladd                           0                                0                                     0
     Caleb Loring, III                      860                                0                                41,750
     Richard S. Wood                          0                                0                                     0
*As of the date of this Statement of Additional information, there were 18 funds in the fund complex.
**Ms. Cothran resigned as a Trustee effective January 31, 1995.
***Mr. Doll resigned as a Trustee effective December 6, 1995.

Certain Shareholders

     At February 1, 1996, Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the
Fund:

                                               Percentage of
     Name and Address                       Outstanding Shares
--------------------------------------------------------------------------------
     Allendale Mutual Insurance Co.                      6%
     Allendale Park
     P.O. Box 7500
     Johnston, RI  02919

     Wentworth Institute of Technology                   6%
     c/o State Street Bank & Trust A/C #SB01
     P.O. Box 1992
     Boston, MA  02105

     Bingham Dana & Gould                                6%
     Trust Department
     150 Federal Street
     Boston, MA  02110

     Keystone Carbor Company                           5.5%
     P.O. Box 831575
     ATTN: SAS/Mutual Funds
     Dallas, TX  75283

     The Cannon Foundation Inc.                          5%
     P.O. Box 548
     Concord, NC  28026-0548

     Lumber Mill Mutual Insurance                        5%
     One Speen Street
     Framingham, MA  01701-0916

     Fletcher Allen Health Care Depreciation Fund        5%
     Colchester Avenue
     Burlington, VT  05401

     Norcal Mutual Insurance Company                     5%
     50 Fremont Street
     San Francisco, CA  94105

Investment Adviser

     Standish International Management Company, L.P. (the "Adviser"), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. The Adviser is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in the Adviser, are Walter M. Cabot, Sr., Chairman of the Board of the Investment Adviser and a Director of and a Senior Adviser to Standish, and D. Barr Clayson, the President of the Adviser and a Managing Director of Standish. Richard S. Wood, a Vice President and Director of Standish and the President of the Trust, is the Executive Vice President of the Adviser. The Adviser succeeded Standish as the Fund's investment adviser as of October 1, 1991.

     The following, constituting all of the Directors and all of the shareholders of Standish, are Standish's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor,
D. Barr Clayson,  Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty,  James
E. Hollis II, Raymond J. Kubiak,  Edward H. Ladd, Laurence A. Manchester,  David
W. Murray, George W. Noyes, Maria D. Furman, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard
S. Wood.

     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. In addition to those services, the Adviser provides the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Fund's average daily net asset value computed as described in the Prospectus. This fee is paid monthly. The rate at which the fee is paid is described in the Prospectus. For services to the Fund during the years ended December 31, 1993, 1994 and 1995, the Adviser received fees of $575,972, $841,166 and $704,283, respectively.

     Pursuant to the investment advisory agreement, the Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses. The Adviser has voluntarily agreed to limit certain Total Fund Operating Expenses (excluding brokerage commissions, taxes, litigation, indemnification and other extraordinary expenses) to 1.60% of the Fund's average daily net assets, and will reduce its fee or make other arrangements so that expenses will not exceed such limit. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

     Unless terminated as provided below, the investment advisory agreement continues in full force and effect for successive periods of one year, but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser, its affiliates and their employees.

Distributor of the Trust

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus.

     The Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it or determination by the Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.

     The Fund intends to pay in cash for all shares redeemed, but under certain conditions, the Fund may make payment wholly or partly in portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for placing the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. Many transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the United States) and are generally higher than in the United States. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund. The investment advisory fee paid by the Fund under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.

     For the fiscal years ended December 31, 1993, 1994 and 1995, brokerage commissions paid by the Fund on portfolio transactions totaled $447,337, $240,006, and $439,738, respectively. Brokerage commissions of $439,738 paid during the fiscal year ended December 31, 1995 were paid on portfolio transactions aggregating $208,418,956 executed by brokers who provided research and other statistical and factual information. At December 31, 1995, the Fund held the following amounts of securities of its regular brokers or dealers:
Prudential Corp. (58,534), Cie Financiere Paribus (122,008), Societe Generale French Ord (284,039), Morgan Stanley Asia Pacific Fund (193,937), Daiwa Securities (701,883).

     The Adviser places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is calculated each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m. New York City time). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of the Fund's shares is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and rounding to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

     Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

     Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty day period that amortized cost does not represent fair value.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasiony, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees.

                             THE FUND AND ITS SHARES

     The Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust, dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.

     All Fund shares have equal rights with regard to voting and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Delaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION


     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.


     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

     The Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.

     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options and currency forward transactions.

     Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

     If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its stock holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.


     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

                             ADDITIONAL INFORMATION

     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS


     The financial statements as of December 31, 1995 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and have been so included in reliance upon the authority of the report of Coopers & Lybrand L.L.P. as experts in accounting and auditing. The Fund's financial highlights for the fiscal years ended December 31, 1990, 1991 and 1992 were audited by Deloitte & Touche L.L.P., independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers &
Lybrand L.L.P., independent accountants, will audit the Fund's financial statements for the fiscal year ending December 31, 1996.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements:

         To be included in Part A of Standish International Equity
          Fund:

                  Financial Highlights

         To be included in Part B of Standish International Equity
          Fund:

                  Independent Auditors' Report
                  Schedule of Portfolio of Investments
                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statement of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements

(b)      Exhibits:

         (1)        Agreement and Declaration of Trust dated
                    August 13, 1986*

         (1A)       Certificate of Designation of Standish Fixed Income
                    Fund**

         (1B)       Certificate of Designation of Standish
                    International Fund**

         (1C)       Certificate of Designation of Standish
                    Securitized Fund**

         (1D)       Certificate of Designation of Standish
                    Short-Term Asset Reserve Fund**

         (1E)       Certificate of Designation of Standish
                    Marathon Fund*

         (1F)       Certificate of Amendment dated November 21,
                    1989*

         (1G)       Certificate of Amendment dated November 29,
                    1989*

         (1H)       Certificate of Amendment dated April 24, 1990*

         (1I)       Certificate of Designation of Standish Equity Fund**

         (1J) Certificate of Designation of Standish International Fixed Income Fund**

         (1K) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund*

         (1L) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund*

         (1M)       Certificate of Designation of Standish Global Fixed
                    Income Fund*

         (1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II*

         (1O)       Certificate of Designation of Standish Tax-
                    Sensitive Small Cap Equity Fund and Standish
                    Tax-Sensitive Equity Fund**

         (2)        Bylaws of the Registrant*

         (3)        Not applicable

         (4)        Not applicable

         (5) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fund*

         (5A)       Form of Assignment of Investment Advisory Agreement

         (6) Form of Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.***

         (7)        Not applicable

         (8) Master Custody Agreement between the Registrant and Investors Bank & Trust Company***

         (9)        Transfer Agency and Shareholder Service Agreement*

         (10A)      Opinion and Consent of Counsel*

         (11A)      Opinion and Consent of Independent Public
                    Accountants****

         (11B)      Consent of Independent Public Accountants***

         (12)       Not applicable

         (13)       Form of Initial Capital Agreement between the
                    Registrant and Standish, Ayer & Wood, Inc.**

         (14)       Not applicable

         (15)       Not applicable

         (16)       Performance Calculations**

         (17)       Financial Data Schedule of Standish International
                    Equity Fund****

         (18)       Not applicable

         (19A)      Power of Attorney (Richard S. Wood)**

         (19B)      Power of Attorney (David W. Murray)**

         (19C)      Power of Attorney (Samuel C. Fleming)**

         (19D)      Power of Attorney (Benjamin M. Friedman)**

         (19E)      Power of Attorney (John H. Hewitt)**

         (19F)      Power of Attorney (Edward H. Ladd)**

         (19G)      Power of Attorney (Caleb Loring III)**

         (19H)      Power of Attorney (D. Barr Clayson)**

         --------------------

         *          Filed as an exhibit to Registration
                    Statement No. 33-10615 and incorporated
                    herein by reference thereto.
         **         Filed as an exhibit to Registration
                    Statement No. 33-8214 and incorporated
                    herein by reference thereto.
         ***        Filed herewith.
         ****      To be filed by amendment

Item 25. Persons Controlled by or under Common Control with Registrant

         No person is directly or indirectly controlled by or under common control with the Registrant.

 Item 26.         Number of Holders of Securities

         Set forth below is the number of record holders, as of December 31, 1995, of the shares of each series of the Registrant.

                                                            Number of Record
Title of Class                                                   Holders
--------------                                                   -------

Shares of beneficial interest, par value $.01, of:

Standish Fixed Income Fund                                           422
Standish Securitized Fund                                             15
Standish Short-Term Asset
     Reserve Fund                                                    121
Standish International Fixed
     Income Fund                                                     196
Standish Global Fixed Income Fund                                     46
Standish Equity Fund                                                 140
Standish Small Capitalization
     Equity Fund                                                     427
Standish Massachusetts Intermediate
     Tax Exempt Bond Fund                                             82
Standish Intermediate Tax Exempt
     Bond Fund                                                       101
Standish International Equity Fund                                   213
Standish Controlled Maturity Fund                                      9
Standish Fixed Income Fund II                                          3
Standish Small Cap Tax-Sensitive
  Equity Fund                                                        -0-
Standish Tax-Sensitive Equity Fund                                   -0-

Item 27.          Indemnification

         Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisers

         The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to all series of the Registrant other than Standish International Equity Fund, Standish Global Fixed Income Fund Standish International Fixed Income Fund are listed on the Form ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

         The business and other connections of the officers and partners of Standish International Management Company, L.P. ("Standish International"), the investment adviser to Standish International Equity Fund, Standish Global Fixed Income Fund and Standish International Fixed Income Fund, are listed on the Form ADV of Standish International as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

         The following sections of each such Form ADV are incorporated herein by reference:

                  (a)  Items 1 and 2 of Part 2;

                  (b)  Section IV, Business Background, of
                            each Schedule D.

          Item 29.  Principal Underwriter

                  (a) Prior to or concurrent with the effectiveness of this Post-Effective Amendment to the Registrant's Registration Statement on Form N-1A it is expected that Standish Fund Distributors, L.P. will serve as the principal underwriter of each of the series of the Registrant as listed in Item 26 above.

                  (b)      Directors and Officers of Standish Fund
Distributors, L.P.:

                            Positions and Offices          Positions and Offices
Name                        with Underwriter               with Registrant
----                        ----------------               ---------------


James E. Hollis, III         Chief Executive Officer          Vice President

Beverly E. Banfield          Chief Operating Officer          Vice President

         The General Partner of Standish Fund Distributors, L.P. is Standish, Ayer & Wood, Inc.

                  (c) Not applicable.

Item 30.  Location of Accounts and Records

         The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 31.  Management Services

         Not applicable

Item 32.  Undertakings

                  (a)      Not applicable.

                  (b) With respect to each of Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Post-Effective Amendment to its Registration Statement registering shares of such Funds.

                  (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of February, 1996.


                                                     STANDISH, AYER & WOOD
                                                     INVESTMENT TRUST



                                                     /s/ David W. Murray
                                                     -------------------
                                                     David W. Murray, Treasurer


         The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                     Title                        Date


Richard S. Wood*              Trustee and President        February 26, 1996
----------------------
Richard S. Wood               (principal executive
                              officer)


David W. Murray*              Treasurer (principal         February 26, 1996
----------------------
David W. Murray               financial and accounting
                              officer) and Secretary


D. Barr Clayson*              Trustee and Vice             February 26, 1996
----------------------
D. Barr Clayson               President


Samuel C. Fleming*            Trustee                      February 26, 1996
Samuel C. Fleming


Benjamin M. Friedman*         Trustee                      February 26, 1996
Benjamin M. Friedman


John H. Hewitt*               Trustee                      February 26, 1996
John H. Hewitt


Edward H. Ladd*               Trustee                      February 26, 1996
Edward H. Ladd


Caleb Loring III*             Trustee                      February 26, 1996
Caleb Loring III


*By: /s/ David W. Murray
     David W. Murray
     Attorney-In-Fact

                                  EXHIBIT INDEX

Exhibit

(6) Form of Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.

(8)          Master Custody Agreement between the Registrant and
             Investors Bank & Trust Company